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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST

PASS THROUGH
CERTIFICATES
SERIES 1999-6
INVESTOR NUMBER 51999121

Determination Date:           10-Mar-00
Remittance Date A-1           15-Mar-00
Remittance Date A-2           06-Apr-00
Month End Date:               29-Feb-00
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
(a)              Class A-1 Distribution Amount                                                                       1,315,248.78

(b)              Class A-1 Distribution Principal                                                                      976,306.55
                           Scheduled Payments of Principal                                        110,953.87
                           Partial Prepayments                                                    156,035.44
                           Scheduled Principal Balance Principal Prepayment in Full               613,752.62
                           Scheduled Principal Balance Liquidated Contracts                        95,564.62
                           Scheduled Principal Balance Repurchases                                      0.00

(c)              Class A-1 Interest Distribution                                                                       338,942.23
                 Class A-1 Interest Shortfall                                                                                0.00

(d)              Class A-1 Remaining Certificate Balance                                                            67,217,513.53

(e)              Class A-2 Distribution Amount                                                                         352,625.00

(f)              Class A-2 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class A-2 Interest Distribution                                                                       352,625.00
                 Class A-2 Interest Shortfall                                                                                0.00

(h)              Class A-2 Remaining Certificate Balance                                                            70,000,000.00

(i)              Class A-1 Pass Through Rate                                                                             6.170000%
                 Class A-2 Pass Through Rate                                                                             5.850000%
                 Class A-2 Holdover Amount                                                                                   0.00

(j)              Monthly Servicing Fee                                                                                 115,161.52


(k)              Delinquency                                                                  # of Contracts        Prin. Balance
                                                                                              --------------     ----------------

                           a)  Loans 31 to 59 days delinquent                                       40               1,736,792.64
                           b)  Loans 60 to 89 days delinquent                                        8                 289,634.37
                           c)  Loans delinquent 90 or more days                                      2                  93,223.62
                                                                                               -------------     ----------------
                                                                                                    50               2,119,650.63
                                                                                               =============     ================
(l)              Repurchased Contracts

                     (l)   Repurchased Contracts                                                      Number     Repurchase Price
                           (see attached schedule)                                             -------------     ----------------
                                                                 Total Repurchases                   0                       0.00
                                                                                               =============     ================

(m)              Repossessions or Foreclosures                                                        Number       Actual Balance
                                                                                               -------------     ----------------
                                                                 BOP Repossessions                    6               $230,471.55
                                                                 Plus Repossessions this              7                232,814.57
                                                                   Month
                                                                 Less Liquidations                   (2)              ($95,831.69)
                                                                                               -------------     ----------------
                                                                 EOP Repossessions                   11               $367,454.43
                                                                                               =============     ================

(n)              Enhancement Payment                                                                                         0.00

(o)              Monthly Advance                                                                                             0.00
                 Outstanding Amount Advanced                                                                                 0.00

(p)              Deposit to Special Account/Distribution to Class R Certificateholders                                 263,206.69

(q)              Amount Distributed to Class R Certificateholders                                                            0.00

(r)              Net Weighted Average Contract Rate                                                                          9.74%

(s)              Number of Manufactured Homes currently held due to repossession                                               11
                 Principal balance of Manufactured Homes currently held                                                367,454.43

(t)              Pool Principal Balance Percentage                                                                      98.012510%

(u)              Aggregate Deficiency Amounts                                                                                0.00
                 Servicer Deficiency Amounts received                                                                        0.00

(v)              Additional Items

(w)              Class A-1 Net Funds Carryover Amount                                                                        0.00
                 Class A-2 Net Funds Carryover Amount                                                                        0.00

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